Exhibit 99.1

INTERACTIVE STRENGTH INC.

Interactive Strength Inc. (Nasdaq: TRNR) Reports First Quarter 2024 Results

Net Loss and Earnings per Diluted Share of $11.4 million and $0.67

Adjusted EBITDA was a $3.4 million loss, a $1.0 million improvement versus first quarter of 2023

The Company confirms it expects to be run-rate Adjusted EBITDA positive as early as the fourth quarter of 2024

Austin, Texas - May 20, 2024 - Interactive Strength Inc. d/b/a FORME (the "Company", or “FORME”) (NASDAQ: TRNR), today announced its financial results for the first quarter of 2024.

The Company incurred a net loss of $11.4 million for the first quarter of 2024, or a loss of $0.67 per diluted share, as compared with a net loss of $15.9 million, or a loss of $2.09 per diluted share for the same period in 2023.

Adjusted EBITDA, a non-GAAP financial measure, was a $3.4 million loss for the quarter. Adjusted EBITDA for the first quarter reflects $3.4 million of non-cash stock-based compensation. For more information regarding the non-GAAP financial measures discussed in this press release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Trent Ward, Co-Founder and CEO of TRNR, said: “The first quarter of 2024 included a portion of CLMBR’s results as the acquisition was completed in February, but the total revenue would have been higher if CLMBR had been included for the whole period. Now that CLMBR has been integrated into the Company’s operations, and WOODWAY is fully engaged after signing the worldwide distribution agreement, we expect the potential of the acquisition to begin to show in the results of second quarter of 2024.”

Mr. Ward continued: “We expect to announce a number of flagship orders and pilot expansions with major fitness center operators for CLMBR in the near-term, driven by positive member feedback and the long-term relationships that WOODWAY has developed over four decades. As a result of the expected revenue generated by sales of CLMBR, and the lower adjusted operating expenses, we expect to reach run-rate Adjusted EBITDA positive as early as in the 4th quarter of 2024.”

TRNR Investor Contact
ir@interactivestrength.com

TRNR Media Contact

forme@jacktaylorpr.com

About Interactive Strength Inc.

Interactive Strength Inc. produces innovative specialty fitness equipment and digital fitness services under two main brands: 1) CLMBR and 2) FORME. Interactive Strength Inc. is listed on NASDAQ (symbol: TRNR).

CLMBR is a vertical climbing machine that offers an efficient and effective full-body strength and cardio workout. CLMBR's design is compact and easy to move – making it perfect for commercial or in-home use. With its low impact and ergonomic movement,

CLMBR is safe for most ages and levels of ability and can be found at gyms and fitness studios, hotels, and physical therapy facilities, as well as available for consumers at home. www.clmbr.com.

FORME is a digital fitness platform that combines premium smart home gyms with live virtual personal training and coaching to deliver an immersive experience and better outcomes for both consumers and trainers. FORME delivers an immersive and dynamic at-home fitness experience through two connected hardware products: 1. The FORME Studio (fitness mirror) and 2. The FORME Studio Lift (fitness mirror and cable-based digital resistance). In addition to the company’s connected fitness hardware products, FORME offers expert personal training and health coaching in different formats and price points through Video On-Demand, Custom Training, and Live 1:1 virtual personal training. www.formelife.com.

Channels for Disclosure of Information

In compliance with disclosure obligations under Regulation FD, we announce material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via our investor relations website. Any updates to the list of disclosure channels through which we may announce information will be posted on the investor relations page on our website. The inclusion of our website address or the address of any third-party sites in this press release are intended as inactive textual references only.

Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

The Company's non-GAAP financial measure in this press release consist of Adjusted EBITDA, which we define as net (loss) income, adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; gain on debt extinguishment; vendor settlements; transaction related expenses; and IPO readiness costs and expenses.

The Company believes the above adjusted financial measures help facilitate analysis of operating performance and the operating leverage in our business. We believe that these non-GAAP financial measures are useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

▪
Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;
▪
Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and
▪
Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitate period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of Adjusted EBITDA, or any other non-GAAP financial measures we may use in the future, is presented for supplemental informational purposes only and should not be considered as a substitute for, or in isolation from, our financial results presented in accordance with GAAP. Further, these non-GAAP financial measures have limitations as analytical tools. Some of these limitations are, or may in the future be, as follows:

•
Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•
Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;
•
Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) tax payments that may represent a reduction in cash available to us;
•
Adjusted EBITDA does not reflect impairment charges for fixed assets and capitalized content, and gains (losses) on disposals for fixed assets;
•
Adjusted EBITDA does not reflect gains associated with debt extinguishments.

•
Adjusted EBITDA does not reflect gains associated with vendor settlements.
•
Adjusted EBITDA does not reflect IPO readiness costs and expenses that do not qualify as equity issuance costs.
•
Adjusted EBITDA does not reflect transaction related expenses from CLMBR acquisition.
•
Adjusted EBITDA does not reflect non cash fair value gains (losses) on convertible notes, warrants and unrealized currency gains (losses).
•
Adjusted EBITDA does not reflect expenses related to the Asset Purchase Agreement and potential acquisition;

Further, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. For example, the expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results. Because companies in our industry may calculate such measures differently than we do, their usefulness as comparative measures is limited. Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements include, but are not limited to, statements regarding: the expected or potential impact and benefits thereof (such as the ability to achieve immediate scale across all functions and create a high-growth and profitable platform, and the anticipated impact on FORME's operating results and financial position, including statements regarding internal management projections of the target and the potential transaction, including that, by the fourth quarter of 2024, the combined business is expected to have positive adjusted EBITDA based on identified cost synergies if the gross revenue projections are achieved; the Company’s expectations as to decreasing operating expenses in the fourth quarter and its belief that this will help position the Company to potentially reach profitability toward the end of 2024; the anticipated timing of availability of inventory, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, projections about the number of units of the Company’s products that will be sold, the predictions about when new inventory of the Company’s products will be produced, and the Company's belief that the conversion of liabilities to equity will improve the financial position to achieve financial stability, the utility of non-GAAP financial measures; and the anticipated features and benefits of our product and service offerings. These forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. These risk and uncertainties include, but are not limited to, the following: our ability to meet the continued listing requirements of Nasdaq, our ability to achieve or maintain profitability; our future capital needs and ability to obtain additional financing to fund our operations; our ability to continue as a “going concern”; the growth rate, if any, of our business and revenue and our ability to manage any such growth; risks related to our subscription or any future revenue model; our limited operating history; our ability to compete successfully; fluctuations in our operating results and factors affecting the same; our reliance on sales of our Forme Studio equipment and CLMBR equipment; our ability to sustain competitive pricing levels; the growth rate, if any, of our target markets and our industry; the ability of our customers to obtain financing to purchase our products; our ability to forecast demand for our products and services, anticipate consumer preferences, and manage our inventory; our ability to attract and retain members, personal trainers, health coaches, and fitness instructors; our ability to expand our commercial and corporate wellness business; unforeseen costs and potential liability in connection with our products and services; our dependence on third-party systems and services; and risks related to potential acquisitions, intellectual property, litigation, dependence on key personnel, privacy, cybersecurity, and other regulatory, tax, and accounting matters, and international operations (including the impact of any geopolitical risks such as regional unrest or outbreak of hostilities or war), as well as the risks and uncertainties discussed in our most recently filed periodic reports on Form 10-Q and subsequent filings and as detailed from time to time in our SEC filings. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. These forward-looking statements reflect our management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this press release. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

KEY PERFORMANCE AND BUSINESS METRICS

(unaudited)

(In thousands)

	Three Months Ended March 31,
	2024	2023
Net Loss (in thousands)	$(11,394)	$(15,961)
Adjusted EBITDA (in thousands)	$(3,449)	$(4,427)

Adjusted EBTIDA - Please refer to the reconciliation table titled "Reconciliation of Non-GAAP Financial Measures"

With the acquisition of CLMBR, Inc., and the evolution of the FORME business, the Company is now primarily selling to commercial customers ("B2B") and therefore the previously reported Key Operational and Business Metrics associated with a direct to consumer business model ("DTC") are not indicative of the performance of the business. Therefore, the Company will no longer report the following Key Operational and Business Metrics: Households, Members, Annual Recurring Revenue, Average Annualized Recurring Revenue per Household, and Net Dollar Retention Rate.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS

(unaudited)

(In thousands)

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Net Loss	$(11,394)	$(15,961)
Adjusted to exclude the following:
Total other expense (income), net	3,019	(2,655)
Income tax benefit (expense)	—	—
Depreciation and amortization expense	1,862	1,600
Stock-based compensation expense (1)	3,366	14,639
Gain on extinguishment of debt (2)	(1,066)	—
Vendor settlements (3)	—	(2,595)
IPO readiness costs and expenses (4)	—	545
Transaction related expenses (5)	764	—
Adjusted EBITDA (6)	$(3,449)	$(4,427)

(1) Stock-based compensation expense.

(2) Loss on debt extinguishment related to the conversion of promissory notes and senior secured notes to convertible notes.

(3) Gain on forgiveness of debt related to the third-party Content Provider.

(4) Adjusts for IPO- readiness costs and expenses that do not qualify as equity issuance costs.

(5) Transaction costs related to acquisition of CLMBR, Inc.

(6) Please refer to the "Non-GAAP Financial Measures" section.

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2024	2023
Revenue:
Fitness product revenue	$53	$72
Membership revenue	155	24
Training revenue	155	61
Total revenue	363	157
Cost of revenue:
Cost of fitness product revenue	(379)	(743)
Cost of membership	(1,019)	(962)
Cost of training	(165)	(103)
Total cost of revenue	(1,563)	(1,808)
Gross loss	(1,200)	(1,651)
Operating expenses:
Research and development	2,023	3,113
Sales and marketing	256	600
General and administrative	5,962	15,847
Total operating expenses	8,241	19,560
Loss from operations	(9,441)	(21,211)
Other income (expense), net:
Other (expense) income, net	(370)	117
Interest (expense) income	(2,000)	208
Gain upon debt forgiveness	—	2,595
Loss upon extinguishment of debt and accounts payable	(1,066)	—
Change in fair value of convertible notes	(316)	(80)
Change in fair value of warrants	1,799	2,410
Total other income (expense), net	(1,953)	5,250
Loss before provision for income taxes	(11,394)	(15,961)
Income tax expense	—	—
Net loss attributable to common stockholders	$(11,394)	$(15,961)
Net loss per share - basic and diluted	$(0.67)	$(2.09)
Weighted average common stock outstanding—basic and diluted	16,994,445	7,653,940

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share amounts)

	March 31,	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$—	$—
Accounts receivable, net of allowances	177	1
Inventories, net	6,074	2,607
Vendor deposits	1,830	1,815
Prepaid expenses and other current assets	798	933
Total current assets	8,879	5,356
Property and equipment, net	392	444
Right-of-use-assets	641	283
Intangible assets, net	8,488	2,254
Long-term inventories, net	2,897	2,908
Vendor deposits long term	310	309
Goodwill	13,231	—
Other assets	4,726	5,248
Total Assets	$39,564	$16,802
Liabilities, preferred stock and stockholders' deficit
Current liabilities:
Accounts payable	$13,251	$10,562
Accrued expenses and other current liabilities	5,647	906
Operating lease liability, current portion	322	54
Deferred revenue	192	77
Loan payable	14,745	5,806
Senior secured notes	—	3,096
Income tax payable	7	7
Embedded derivatives	68	122
Convertible note payable	4,301	904
Total current liabilities	38,533	21,534
Operating lease liability, net of current portion	348	229
Warrant liabilities	937	591
Total liabilities	$39,818	$22,354
Commitments and contingencies (Note 13)
Series B preferred stock, par value $0.0001; 1,500,000 and 0 shares authorized as of March 31, 2024 and December 31, 2023, respectively; 1,500,000 and 0 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively.	2,688	—
Stockholders' deficit
Series A preferred stock, par value $0.0001; 5,000,000 and 0 shares authorized as of March 31, 2024 and December 31, 2023, respectively; 4,930,895 and 0 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively.	1	—
Series A Preferred Stock subscription receivable, 1,500,000 shares	(3,000)	—
Common stock, par value $0.0001; 900,000,000 shares authorized as of March 31, 2024 and December 31, 2023, respectively; 19,433,801 and 14,192,083 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively.	7	7
Additional paid-in capital	178,216	161,252
Accumulated other comprehensive income	139	100
Accumulated deficit	(178,305)	(166,911)
Total stockholders' deficit	(2,942)	(5,552)
Total liabilities, preferred stock and stockholders' deficit	$39,564	$16,802

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(In thousands)

	Three Months Ended March 31,
	2024	2023
Cash Flows From Operating Activities:
Net loss	$(11,394)	$(15,961)
Adjustments to reconcile net loss to net cash used in operating activities:
Foreign currency	(49)	106
Depreciation	191	276
Amortization	1,697	1,323
Non-cash lease expense	54	27
Inventory valuation loss	—	73
Stock-based compensation	3,366	14,639
Loss on extinguishment of debt and accounts payable	1,066	—
Gain upon debt forgiveness	—	(2,595)
Interest expense (income)	671	(208)
Amortization of debt discount	1,329	—
Common stock issued to lender in connection with entering Equity Line of Credit Agreement	368	—
Change in fair value of convertible notes	316	80
Warrants issued to service providers and warrant issuance expense	345	—
Change in fair value of derivatives	(54)	—
Change in fair value of warrants	(1,799)	(2,410)
Changes in operating assets and liabilities
Accounts receivable	(42)	(11)
Inventories	(130)	(21)
Prepaid expenses and other current assets	198	150
Vendor deposits	46	116
Other assets	5	19
Accounts payable	123	257
Accrued expenses and other current liabilities	936	(572)
Deferred revenue	(146)	6
Operating lease liabilities	(56)	(32)
Net cash used in operating activities	(2,959)	(4,738)
Cash Flows From Investing Activities:
Acquisition of business, cash paid, net of cash acquired	(1,447)	—
Acquisition of software and content	(263)	(416)
Net cash used in investing activities	(1,710)	(416)
Cash Flows From Financing Activities:
Payments of related party loans	(240)	(96)
Proceeds from senior secured notes	—	2,000
Redemption on convertible notes	(90)	—
Payment of loans	(135)	—
Proceeds from issuance of convertible notes, net of issuance costs	4,756	—
Proceeds from the issuance of common stock A	—	4,247
Proceeds from the exercise of common stock options	—	30
Proceeds from the issuance of common stock from equity line of credit	324	—
Net cash provided by financing activities	4,615	6,181
Effect of exchange rate on cash	54	(203)
Net Change In Cash and Cash Equivalents	-	824
Cash and restricted cash at beginning of year	-	226
Cash and restricted cash at end of year	$—	$1,050
Supplemental Disclosure Of Cash Flow Information:
Property & equipment in AP	18	18
Inventories in AP and accrued	650	1,078
Capitalized software and content in AP	—	18
Issuance of common stock and Series B Preferred Stock for the acquisition of business	3,702	—
Offering costs in AP and accrued	69	1,598
Issuance of Series A Preferred Stock through conversion of debt	10,082	—
Subscription receivable for issuance of Series A Preferred Stock for modification of loan	3,000	—
Conversion of convertible notes into common stock	866	—
Decrease in right-of-use asset and operating lease liabilities due to lease termination	—	61
Issuance of Common Stock from convertible notes	547	—
Issuance of Common Stock from Rights Offering	—	202
Net exercise of options	—	313
Stock-based compensation capitalized in software	220	—